                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT
                             TO FINANCING AGREEMENT

          FIRST AMENDMENT, dated as of November 10, 2004 (the "Amendment"), to the Financing Agreement referred to below, by and among Metallurg, Inc., a Delaware corporation ("MI"), and Shieldalloy Metallurgical Corporation, a Delaware corporation ("SMC" and, together with MI, each an "A Borrower" and collectively, the "A Borrowers"), Metallurg Holdings, Inc., a Delaware corporation ("MHI" or the "B Borrower", together with the A Borrowers, the "Borrowers"), the financial institutions identified as lenders on the signature pages hereto (each a "Lender" and collectively, the "Lenders"), and MHR Institutional Partners II LP, as collateral and administrative agent for the Lenders (the "Agent").

          WHEREAS, the A Borrowers, each subsidiary of MI identified as an "A Guarantor" on the signature pages thereto (each an "A Guarantor" and collectively, the "A Guarantors"), the B Borrower, MI, in its capacity as the guarantor of the B Borrower (in such capacity, the "B Guarantor"), the Lenders, the Agent and Fleet National Bank, as L/C Issuer, are parties to the Financing Agreement, dated as of August 13, 2004 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Financing Agreement");

          WHEREAS, the A Borrowers have requested the Lenders to make an additional Term Loan A1 to the Borrowers in the principal amount of $5,000,000 (the "Second Term Loan A1") for general working capital purposes; and

          WHEREAS, the Agent and the Lenders are willing to enter into this Amendment in order to (i) provide for the Second Term Loan A1 and (ii) amend certain other terms and conditions of the Financing Agreement relative to the making of the Second Term Loan A1, in each case subject to the terms and conditions set forth in this Amendment;

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

          1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

          2. Recitals to the Financing Agreement. The first sentence of the first paragraph of the Recitals to the Financing Agreement is hereby amended in its entirety to read as follows:

               "The A Borrowers have asked the Lenders to extend credit to the A Borrowers consisting of term loans in the aggregate principal amount of $36,000,000, which will include, among other things, a subfacility for the issuance of letters of credit."

          3. Definitions in the Financing Agreement. Section 1.01 of the Financing Agreement is hereby amended as follows:

               (a) The definition of the term "First Amendment" is hereby inserted, in appropriate alphabetical order, to read as follows:

               "'First Amendment' means the First Amendment to the Financing Agreement dated as of November 10, 2004, among the A Borrowers, the B Borrower, the Lenders, and the Agent."

               (b) The definition of the term "First Amendment Effective Date" is hereby inserted, in appropriate alphabetical order, to read as follows:

               "'First Amendment Effective Date' means the date on which all of the conditions precedent to the effectiveness of the First Amendment have been fulfilled or waived."

               (c) The definition of the term "Initial Term Loan A1" is hereby inserted, in appropriate alphabetical order, to read as follows:

               "'Initial Term Loan A1' has the meaning specified therefor in
     Section 2.01(a)(i).

               (d) The definition of the term "Second Term Loan A1" is hereby inserted, in appropriate alphabetical order, to read as follows:

               "'Second Term Loan A1' has the meaning specified therefor in
     Section 2.01(a)(i).

               (e) The definition of the term "Term Loan A1" is hereby amended in its entirety to read as follows:

               "'Term Loan A1' has the meaning specified therefor in Section 2.01(a)(i)."

          4. Second Term Loan A1. Section 2.01(a)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

               "(i) On the Effective Date, each Lender with a Term Loan A1 Commitment made a term loan (collectively, the "Initial Term Loan A1") to the A Borrowers in an amount equal to such Lender's Pro Rata Share of $10,000,000, all of which remains outstanding on the First Amendment Effective Date, and on the First Amendment Effective Date, each Lender with a Term Loan A1 Commitment agrees (severally, not jointly or jointly and severally) to make a term loan (collectively, the "Second Term Loan A1" and, together with the Initial Term Loan A1, the "Term Loan A1") to the A Borrowers in an amount equal to such Lender's Pro Rata Share of $5,000,000. Each of the Initial Term Loan A1 and the Second Term Loan A1 shall be considered part of the Term Loan A1 for all purposes of the Financing Agreement and all Loan Documents and any reference to the "Term Loan A1" in the Financing Agreement or in any other Loan Document shall be deemed to include both the Initial Term Loan A1 and the Second Term Loan A1 made by the Lenders to the A Borrowers."

          5. CIF Intercompany Loan. Section 7.02(e)(ii) of the Financing Agreement is hereby amended by (a) deleting the word "and" immediately before subclause (B) thereof and inserting a comma in lieu thereof, (b) deleting the word "and" immediately before subclause (C) thereof and inserting a comma in lieu thereof and (c) inserting a new subclause
(D) at the end of clause (ii) of such Section to read as follows:

               "and (D) one or more A Borrowers to one or more of any A Guarantor, MEL, LSM, ALPOCO and CIF, made on or after the First Amendment Effective Date, in an aggregate principal amount not to exceed $5,000,000 at any time outstanding,"

          6. Schedule 1.01(A) Commitments. Schedule 1.01(A) to the Financing Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.

          7. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been fulfilled or waived being herein called the "First Amendment Effective Date"):

               (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the First Amendment Effective Date shall be correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

               (b) Delivery of Documents. The Agent shall have received on or before the First Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the First Amendment Effective Date:

                    (i) counterparts of this Amendment which bear the signatures of each A Borrower, the B Borrower, the Agent and each Lender;

                    (ii) a copy of an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Loan Parties, as to such matters as the Agent may request;

                    (iii) a copy of the resolutions of each A Borrower, certified as of the First Amendment Effective Date by an authorized officer thereof, authorizing (A) the borrowing of the Second Term Loan A1 contemplated by this Amendment by each A Borrower and the transactions contemplated by the Loan Documents to which such Person is or will be a party, and (B) the execution, delivery and performance by each such Person of this Amendment and the other Loan Documents to be executed and delivered pursuant hereto to which such Person is a party, and the performance of the Financing Agreement, as amended;

                    (iv) a certificate of an authorized officer of each of the A Borrowers certifying as to the matters set forth in subsection (a) of this
Section 7;

                    (v) a disbursement letter duly executed and delivered by the Administrative Borrower regarding the Second Term Loan A1 to be made on the First Amendment Effective Date;

                    (vi) an acknowledgment and consent, in the form attached as Exhibit A to this Amendment, duly executed by each Guarantor, consenting to the transactions contemplated by this Amendment; and

                    (vii) such other agreements, instruments, approvals, opinions and other documents as Agent may reasonably request from the Borrowers.

               (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received from the Borrowers all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

               (d) Lender Expenses. The A Borrowers shall have paid to Agent, in immediately available funds, an amount equal to the amount of the Lenders' expenses (including, without limitation, reasonable fees, costs, and expenses of Lenders' counsel) which were incurred in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

               (e) Amendment Fee. The A Borrowers shall have paid to Agent, in immediately available funds, an amendment fee in the amount of $50,000.

          8. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

               (a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the First Amendment Effective Date are correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); and no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

               (b) Organization, Good Standing, Etc. Each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

               (c) Authorization, Etc. The execution, delivery and performance by each A Borrower of this Amendment, and the performance by each A Borrower of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action on the part of such A Borrower, (ii) do not and will not contravene such A Borrower's charter or by-laws, any applicable law or any material contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by each A Borrower of this Amendment or any other Loan Document to which it is a party being executed in connection with this Amendment, or for the performance of the Financing Agreement, as amended hereby.

               (e) Enforceability of Loan Documents. Each of this Amendment, the Financing Agreement, as amended hereby, and each other Loan Document to which each A Borrower is a party is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

          9.   Miscellaneous.

               (a) Continued Effectiveness of the Financing Agreement. Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date (i) all references in the Financing Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the "Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Lender under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document.

               (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

               (e) Costs and Expenses. The A Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

               (f) Amendment as Loan Document. Each A Borrower and the B Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement (i) if any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Section 7 of this Amendment.

               (g) Collateral. It is understood and agreed that all Collateral shall secure the Obligations under the Loan Documents in accordance with the terms thereof. In addition, each Borrower confirms and agrees that to the extent that any Loan Document purports to assign or pledge to the Agent (on behalf of the Lenders), or to grant to the Agent (on behalf of the Lenders) a Lien on any collateral as security for the Obligations of such Borrower from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

               (h) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                        A BORROWERS:

                                        METALLURG, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SHIELDALLOY METALLURGICAL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        B BORROWER:

                                        METALLURG HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        AGENT AND LENDER:

                                        MHR INSTITUTIONAL PARTNERS II LP

                                        By: MHR INSTITUTIONAL ADVISORS II LLC,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        LENDER:

                                        MHR INSTITUTIONAL PARTNERS IIA LP


                                        By: MHR INSTITUTIONAL ADVISORS II LLC,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                     ANNEX I

                                SCHEDULE 1.01(A)

                                   COMMITMENTS

                           MHR Institutional   MHR Institutional
         Lender              Partners II LP     Partners II A LP      TOTAL
------------------------   -----------------   -----------------   -----------
Term A1 Loan Commitment:

   Initial Term A1 Loan       $ 2,841,471         $ 7,158,529      $10,000,000

   Second Term A1 Loan        $ 1,420,735         $ 3,579,265      $ 5,000,000

Term A2 Loan Commitment       $ 4,262,206         $10,737,794      $15,000,000

Term A3 Loan Commitment       $ 1,704,882         $ 4,295,118      $ 6,000,000

Term B1 Loan Commitment       $   475,946         $ 1,199,054      $ 1,675,000

Term B2 Loan Commitment       $   223,766         $   563,734      $   787,500

Total Commitment              $10,929,006         $27,533,494      $38,462,500

Percentage                       28.41471%           71.58529%             100%

                                    EXHIBIT A

                           ACKNOWLEDGMENT AND CONSENT

          The undersigned, as a party to one or more Loan Documents, as defined in the FINANCING AGREEMENT dated as of August 13, 2004 (the "Financing Agreement"), among, on the one hand, the lenders from time to time party thereto (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), MHR Institutional Partners II LP, as collateral and administrative agent for the Lenders (the "Agent"), and, on the other hand, Metallurg, Inc., a Delaware corporation ("MI") and Shieldalloy Metallurgical Corporation, a Delaware corporation ("SMC" and, together with MI, each an "A Borrower" and collectively, the "A Borrowers"), each subsidiary of MI identified as an "A Guarantor" on the signature pages thereto (each an "A Guarantor" and collectively, the "A Guarantors"), Metallurg Holdings, Inc., a Delaware corporation ("MHI" or the "B Borrower") and MI, in its capacity as the guarantor of the B Borrower (in such capacity, the "B Guarantor"), hereby (i) acknowledges and consents to the First Amendment dated the date hereof (the "Amendment", all terms defined therein being used herein as defined therein) to the Financing Agreement; (ii) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in any such Loan Documents to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by the Amendment; and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the obligations of any Guarantor from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for, in addition to the other obligations secured thereby, all obligations of such Guarantors outstanding upon the taking effect of the Amendment.

Dated: November 10, 2004

                                        A GUARANTORS:

                                        METALLURG HOLDINGS CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        METALLURG INTERNATIONAL RESOURCES, LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        METALLURG SERVICES, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        B GUARANTOR:

                                        METALLURG, INC., in its capacity
                                        as B Guarantor


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: